Velocity Commercial Capital, LLC ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from May 2019 through January 2020 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of five hundred seventy-seven (577) unique mortgage loans (the “Review”). During the Review, twenty-five (25) mortgage loans were excluded from the final securitization population reducing such review population to five hundred fifty-two (552) unique mortgage loans. AMC was not made aware of the reasons that the twenty-five (25) mortgage loans were excluded.

The Review totals, for mortgage loans within the final securitization population, were as follows:

Review	Property Type	Review Population*	Pool Population**	% Population
Guideline Review (including Data Integrity)	Small Bal CRE < 12 months	136	269	50.56%
	Investor 1-4 Fam < 12 months	201	404	49.75%
Total Guideline Review		337	673	50.07%

Review	Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	208	208	100.00%
Total NOO Review		208	208	100.00%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

Review	Property Type	Review Population*	Pool Population**	% Population
Servicing Review	Small Bal CRE >= 6 months	9	9	100.00%
	Investor 1-4 Fam >= 6 months	8	8	100.00%
Total Servicing Review		17	17	100.00%

*The Review Population excludes mortgage loans that may have been reviewed but were dropped from the final securitization population.

**The Pool Population excludes mortgage loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, involved thirty-nine (39) potential fields for the full Guideline Review and seven (7) potential fields for the Non-Owner Occupancy Review. The data fields for each scope are listed below.

Guideline Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	5	328	1.52%	337
Amortization Term	0	337	0.00%	337
Amortization Type	0	337	0.00%	337
City	0	337	0.00%	337
Contract Sales Price	4	81	4.94%	337
DCR UW VCC	0	306	0.00%	337
First Interest Rate Change Date	0	56	0.00%	337
First Payment Adjustment Cap %	0	1	0.00%	337
First Payment Change Date	0	43	0.00%	337
Index Type	0	266	0.00%	337
Interest Only	0	337	0.00%	337
Interest Rate Change Frequency	0	56	0.00%	337
Interest Rate Initial Cap	0	14	0.00%	337
Interest Rate Initial Floor	0	55	0.00%	337
Interest Rate Initial Maximum	0	42	0.00%	337
Interest Rate Life Cap	0	43	0.00%	337
Interest Rate Life Floor	0	1	0.00%	337
Interest Rate Life Max	0	1	0.00%	337
Interest Rate Periodic Cap	0	56	0.00%	337
Interest Rate Periodic Floor	0	42	0.00%	337
Investment Property Type	0	1	0.00%	337
Lien Position	0	337	0.00%	337
LTV Valuation Value	1	337	0.30%	337
Margin	0	56	0.00%	337
Maturity Date	0	337	0.00%	337
Next Interest Rate Change Date	0	56	0.00%	337
Note Date	1	337	0.30%	337
Original Interest Rate	0	337	0.00%	337
Original Loan Amount	0	337	0.00%	337
Original LTV	2	337	0.59%	337
Original P&I	0	337	0.00%	337
Original Term	0	337	0.00%	337
Prepayment Penalty Period (months)	3	248	1.21%	337
Prepayment Terms	3	331	0.91%	337
Purpose	0	337	0.00%	337

Representative FICO	3	333	0.90%	337
State	0	328	0.00%	337
Street	1	337	0.30%	337
Zip	0	328	0.00%	337
Total	23	8,127	1.52%	337

Non-Owner Occupancy Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
City	0	208	0.00%	208
Occupancy	0	208	0.00%	208
Purpose	0	208	0.00%	208
Refi Purpose	1	37	2.70%	208
State	0	208	0.00%	208
Street	0	208	0.00%	208
Zip	0	208	0.00%	208
Total	1	1,285	0.00%	208

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, AMC ordered secondary valuation products on two hundred (200) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the loan and an additional valuation product was ordered.

In addition, the Client obtained BPO values on fourteen (14) mortgage loans which were not reviewed in the full guideline scope of work and subsequently do not appear on the valuation report.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed twelve (12) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC’s reviews resulted in one (1) total open EV3 level exception.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All three hundred thirty-seven (337) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 24.33% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to two hundred fifty-five (255) mortgage loans where the lender issued a guideline exception/waiver. There is a total of five hundred thirteen (513) waived exceptions affecting those 255 mortgage loans. Some mortgage loans received multiple waivers.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	82	24.33%
B	255	75.67%
C	0	0.00%
D	0	0.00%
Total	337	100.00%

Non-Owner Occupancy Review Credit Results:

All two hundred eight (208) mortgage loans reviewed by AMC have a Credit grade of “A”.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	208	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	208	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). For residential mortgage loans, AMC ordered secondary valuation products starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review. All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. Within the final securitization population, AMC ordered desk reviews (“CDAs”) on two hundred (200) residential mortgage loans. Five (5) mortgage loans had a value more than 10% below Origination Value or an Indeterminate CDA status. On these files, AMC ordered a field review. Four (4) of these mortgage loans had a field review which supported the origination value, resulting in a property grade of “A”. On one (1) of these files, the field review showed a variance >10%. As a result, that mortgage loan is graded Property “C”.

Guideline Review Valuation Results:

AMC’s review found that 99.70% of the mortgage loans in the securitization have a Valuation grade of “A.” One (1) mortgage loan received a Valuation grade of “C” due to a field review variance >10%.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	336	99.70%
B	0	0.00%

C	1	0.30%
D	0	0.00%
Total	337	100.00%

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, five hundred forty-four (544) mortgage loans reviewed by AMC in the Full Guideline and Non-Owner Occupancy Review scopes have an Overall grade of “B” or higher and 53.21% of the mortgage loans by number have an Overall grade of “A.”

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	290	53.21%
B	254	46.61%
C	1	0.18%
D	0	0.00%
Total	545	100.00%

SERVICING REVIEW SUMMARY

The servicing review was conducted on seventeen (17) mortgage loans. The collection comment portion of the review contained EV1 grades for eleven (11) mortgage loans, contained EV2 grades for five (5) mortgage loans and contained an EV3 grade for one (1) mortgage loan. The payment history portion showed that eleven (11) loans were in a current status and six (6) loans were delinquent as of the date of the review. Fifteen (15) loans exhibited at least one delinquency during the review period.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 337 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	281	83.38%	$100,304,997.00	79.58%
Adjustable	56	16.62%	$25,733,700.00	20.42%
Total	337	100.00%	$126,038,697.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	337	100.00%	$126,038,697.00	100.00%
Total	337	100.00%	$126,038,697.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	197	58.46%	$68,636,961.00	54.46%
Other-than-first-time Home Purchase	106	31.45%	$43,341,936.00	34.39%
Rate/Term Refinance - Borrower Initiated	34	10.09%	$14,059,800.00	11.16%
Total	337	100.00%	$126,038,697.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance

241-360 Months	337	100.00%	$126,038,697.00	100.00%
Total	337	100.00%	$126,038,697.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	337	100.00%	$126,038,697.00	100.00%
Total	337	100.00%	$126,038,697.00	100.00%